EXHIBIT 99.10

Equity One 2004-2, Term
Prepared for Prudential
Assumptions
50% Loss Severity, 15 Months Lag, Servicer Advances        100% PPC (Voluntary)
Fixed: 90 % PPC                                                    Fixed-22 HEP
Arm: 125% PPC                                                      Arm- 28CPR





Forward Libor      To Call
                   -------------------------------------------------------------------------

                                      AA/Aa2                   A/A2                  A-/A3
                                   Class M-1              Class M-2              Class M-3
   Break CDR                         13.146                   9.830                   9.074
   Cum Loss          155,612,089.79 (22.23%) 114,597,726.70 (16.37%) 105,451,069.09 (15.06%)

                   -------------------------------------------------------------------------


Forward Libor
                   ---------------------------------------------------------------------

                                BBB+/Baa1               BBB/Baa1              BBB-/Baa2
                                Class M-4              Class B-1              Class B-2
   Break CDR                         8.407                  7.745                  7.163
   Cum Loss          97,125,669.62 (13.88%) 89,240,205.57 (12.75%) 82,066,243.01 (11.72%)

                   ---------------------------------------------------------------------


                   Maturity
                   -------------------------------------------------------------------------

                                      AA/Aa2                   A/A2                  A-/A3
                                   Class M-1              Class M-2              Class M-3
   Break CDR                         11.777                   8.791                  8.125
   Cum Loss          157,181,360.02 (22.45%) 116,061,475.38 (16.58%) 106,978,214.60 (15.28%)

                   -------------------------------------------------------------------------



                   ---------------------------------------------------------------------

                                BBB+/Baa1               BBB/Baa1              BBB-/Baa2
                                Class M-4              Class B-1              Class B-2
   Break CDR                       7.527                   6.986                  6.604
   Cum Loss          98,863,635.26 (14.12%) 91,551,003.20 (13.08%) 86,414,423.71 (12.34%)

                   ---------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Equity One 2004-2, Term
Prepared for Prudential
Assumptions
-----------
50% Loss Severity, 12 Months Lag, Servicer Advances         100% PPC (Voluntary)
Fixed: 90 % PPC                                                     Fixed-22 HEP
Arm: 125% PPC                                                         Arm- 28CPR

---------------------------
Default: 3 CDR
---------------------------

Maturity                  Forward Libor                                        Forward Libor +100 bps
                          ----------------------------------------------       -----------------------------------------------

                                        BBB/Baa1              BBB-/Baa2                       BBB/Baa1              BBB-/Baa2
                                       Class B-1              Class B-2                      Class B-1              Class B-2
Average Life                                3.09                   2.76                           3.31                   3.07
Mod Duration                               2.846                  2.519                          2.977                  2.728
Prcp Window                        May07 - Jun07          Jun06 - May07                  May07 - Dec07          May07 - Jul07
Prcp Write Down                     0.00 (0.00%)           0.00 (0.00%)                   0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss            34,872,485.89 (4.98%)  34,872,485.89 (4.98%)          34,877,219.95 (4.98%)  34,877,219.95 (4.98%)

                          ----------------------------------------------       -----------------------------------------------


Maturity                     Forward Libor +200 bps
                             -----------------------------------------------

                                            BBB/Baa1              BBB-/Baa2
                                           Class B-1              Class B-2
Average Life                                    3.73                   3.43
Mod Duration                                   3.235                  2.968
Prcp Window                            May07 - Jul08          May07 - Feb08
Prcp Write Down                         0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss                34,878,700.36 (4.98%)  34,878,700.36 (4.98%)

                             -----------------------------------------------


To Call                   Forward Libor                                        Forward Libor +100 bps
                          ----------------------------------------------       -----------------------------------------------

                                        BBB/Baa1              BBB-/Baa2                       BBB/Baa1              BBB-/Baa2
                                       Class B-1              Class B-2                      Class B-1              Class B-2
Average Life                                3.09                   2.76                           3.31                   3.07
Mod Duration                               2.846                  2.519                          2.977                  2.728
Prcp Window                        May07 - Jun07          Jun06 - May07                  May07 - Dec07          May07 - Jul07
Prcp Write Down                     0.00 (0.00%)           0.00 (0.00%)                   0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss            30,266,616.19 (4.32%)  30,266,616.19 (4.32%)          30,269,726.29 (4.32%)  30,269,726.29 (4.32%)

                          ----------------------------------------------       -----------------------------------------------

To Call                     Forward Libor +200 bps
                            -----------------------------------------------

                                           BBB/Baa1              BBB-/Baa2
                                          Class B-1              Class B-2
Average Life                                   3.73                   3.43
Mod Duration                                  3.235                  2.968
Prcp Window                           May07 - Jul08          May07 - Feb08
Prcp Write Down                        0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss               30,270,657.68 (4.32%)  30,270,657.68 (4.32%)

                            -----------------------------------------------


---------------------------
Default: 4.5 CDR
---------------------------

Maturity                  Forward Libor                                        Forward Libor +100 bps
                          ----------------------------------------------       -----------------------------------------------

                                        BBB/Baa1              BBB-/Baa2                       BBB/Baa1              BBB-/Baa2
                                       Class B-1              Class B-2                      Class B-1              Class B-2
Average Life                                3.92                   3.82                           4.22                    3.9
Mod Duration                               3.536                  3.378                          3.682                  3.371
Prcp Window                        Mar08 - Apr08          Feb08 - Mar08                  Feb08 - Feb09          Feb08 - Jul08
Prcp Write Down                     0.00 (0.00%)           0.00 (0.00%)                   0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss            50,127,113.74 (7.16%)  50,127,113.74 (7.16%)          50,133,597.20 (7.16%)  50,133,597.20 (7.16%)

                          ----------------------------------------------       -----------------------------------------------



Maturity                    Forward Libor +200 bps
                            -----------------------------------------------

                                           BBB/Baa1              BBB-/Baa2
                                          Class B-1              Class B-2
Average Life                                    5.4                   4.69
Mod Duration                                  4.391                  3.857
Prcp Window                           Feb08 - Mar11          Mar08 - Jan10
Prcp Write Down                        0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss               50,135,613.26 (7.16%)  50,135,613.26 (7.16%)

                            -----------------------------------------------


To Call                   Forward Libor                                        Forward Libor +100 bps
                          ----------------------------------------------       -----------------------------------------------

                                        BBB/Baa1              BBB-/Baa2                       BBB/Baa1              BBB-/Baa2
                                       Class B-1              Class B-2                      Class B-1              Class B-2
Average Life                                3.92                   3.82                           4.22                    3.9
Mod Duration                               3.536                  3.378                          3.682                  3.371
Prcp Window                        Mar08 - Apr08          Feb08 - Mar08                  Feb08 - Feb09          Feb08 - Jul08
Prcp Write Down                     0.00 (0.00%)           0.00 (0.00%)                   0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss            43,498,898.79 (6.21%)  43,498,898.79 (6.21%)          43,502,954.23 (6.21%)  43,502,954.23 (6.21%)

                          ----------------------------------------------       -----------------------------------------------

To Call                    Forward Libor +200 bps
                           -----------------------------------------------

                                          BBB/Baa1              BBB-/Baa2
                                         Class B-1              Class B-2
Average Life                                   5.4                   4.69
Mod Duration                                 4.391                  3.857
Prcp Window                          Feb08 - Mar11          Mar08 - Jan10
Prcp Write Down                       0.00 (0.00%)           0.00 (0.00%)
Total Coll Loss              43,504,163.94 (6.21%)  43,504,163.94 (6.21%)

                           -----------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Equity One 2004-2, Term
Prepared for Prudential
Assumptions
Fixed: 90 % PPC                                            100% PPC (Voluntary)
Arm: 125% PPC                                                      Fixed-22 HEP
No Losses                                                            Arm- 28CPR


To Call                 Trigger On
                        -------------------------------------------------------------------------------------------

                                          AA                      A                     A-                    BBB+
                                   Class M-1              Class M-2              Class M-3               Class M-4
Average Life                            6.26                   7.97                   8.47                    8.47
Mod Duration                           5.244                  6.318                  6.603                   6.532
Mod Convexity                          0.331                  0.487                  0.535                   0.526
Prcp Window                    Oct09 - Jul11          Jul11 - Oct12          Oct12 - Oct12           Oct12 - Oct12


                        -------------------------------------------------------------------------------------------

To Call                    Trigger Off
                           ----------------------------------------------------------------------------------------------

                                                 AA                      A                     A-                   BBB+
                                          Class M-1              Class M-2              Class M-3              Class M-4
Average Life                                   5.52                   5.48                   5.48                   5.48
Mod Duration                                   4.64                  4.552                  4.531                  4.494
Mod Convexity                                 0.285                  0.277                  0.275                  0.272
Prcp Window                           Jul07 - Oct12          Jun07 - Oct12          Jun07 - Oct12          Jun07 - Oct12


                           ----------------------------------------------------------------------------------------------


Maturity                Trigger On
                        -------------------------------------------------------------------------------------------

                                          AA                      A                     A-                    BBB+
                                   Class M-1              Class M-2              Class M-3               Class M-4
Average Life                            6.26                   8.04                   9.25                    9.81
Mod Duration                           5.244                  6.356                   7.07                   7.304
Mod Convexity                          0.331                  0.494                  0.617                   0.667
Prcp Window                    Oct09 - Jul11          Jul11 - Apr13          Apr13 - Nov13           Nov13 - Jun14


                        -------------------------------------------------------------------------------------------

Maturity                   Trigger Off
                           ----------------------------------------------------------------------------------------------

                                                 AA                      A                     A-                   BBB+
                                          Class M-1              Class M-2              Class M-3              Class M-4
Average Life                                   6.14                   6.04                   5.97                   5.94
Mod Duration                                  5.002                  4.869                  4.815                  4.753
Mod Convexity                                 0.362                  0.343                  0.332                  0.323
Prcp Window                           Jul07 - Sep20          Jun07 - Dec18          Jun07 - Mar17          Jun07 - Sep16


                           ----------------------------------------------------------------------------------------------


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.